Long-Term Debt - Future Maturities of Long-Term Debt (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Future maturities of long-term debt
2015	$ 30,074
2016	83
2017	92
2018	102
2019	113
Thereafter	353,440
Total long-term debt (including current portion)	$ 383,904